Exhibit 10.15
Gómez
20 Bedford Street
Lexington, MA 02420
May 30, 2005
Carl Pavarini
76 Mountain Ave
Mendham NJ 07945
     Re: Appointment to Board of Directors and Advisory Arrangement with Gomez, Inc.
Dear Carl,
     We are pleased that you have accepted our offer to serve as a member of the Board of Directors (the “Board”) of Gomez, Inc. (the “Company”), as well as to provide separate advisory services (the “Advisory Services”) to the Company.
     1. Board Compensation. The Company will grant you an option to purchase 45,734 shares of Common Stock, $0.0001 par value per share, at a per share exercise price to be determined. The option will be subject to the terms of a non-qualified stock option agreement and the Company’s Stock Plan (the “Option Plan”). It is anticipated that the Option Plan will be amended and restated within the next two months and accordingly your grant will be issued pursuant to such amended and restated plan. In the event that the Option Plan is not amended and restated by August 1, 2005, then your option will be granted pursuant to the existing Option Plan. This option grant will vest over three years, with one-third of the options vesting on April 5, 2006 and the remaining two-thirds of the options vesting in twenty-four equal monthly installments beginning on the first day of May, 2006. If you cease to be a Director at any time prior to the third anniversary of this letter agreement, then your unvested options in this option grant will be forfeited. In the event of a “Change of Control”, as defined in the Option Plan, any unvested options granted by this option grant will become fully vested.
     2. Board Expenses. The Company will reimburse you for all reasonable out-of-pocket expenses incurred by you in attending each meeting of the Board, or any committee thereof.
     3. Advisor Services. The Company is pleased to engage you to provide, and by your countersignature to this letter you hereby agree to provide, to the Company as may be requested by the Chief Executive Officer of the Company (the “CEO”) under the terms and conditions of this letter the following Advisory Services: business and strategic consultations with the CEO on an as-needed basis, not to exceed an average of 10 hours per month. Either the Company or you may terminate the Advisory Services at any time upon written notice to the other party.
     4. Advisory Services Compensation. As consideration for the Advisory Services, the Company will grant you an option to purchase 45,734 shares of Common Stock, $0.0001 par value per share, at a per share exercise price to be determined. The option will be subject to the terms of a non-qualified stock option agreement and the Option Plan. It is anticipated that the

Option Plan will be amended and restated within the next two months and accordingly your grant will be issued pursuant to such amended and restated plan. In the event that the Option Plan is not amended and restated by August 1, 2005, then your option will be granted pursuant to the existing Option Plan. The option grant will vest over three years, with one-third of the options vesting on April 5, 2006, and the remaining two-thirds of the options vesting in twenty-four equal monthly installments beginning on May 1, 2006. In the event that the Advisory Services are terminated by either party, then your unvested options in this option grant shall be forfeited.
     5. Advisory Services Expenses. The Company will reimburse you for reasonable out-of-pocket expenses incurred by you in the performance of the Advisory Services, provided such out-of-pocket expenses are approved in advance by the CEO and properly itemized and documented for the Company.
     6. Publicity. You shall not in any way or in any form publicize or advertise in any manner the fact that you are performing the Advisory Services without the prior written consent of the Company.
     7. Independent Contractor. You are not, nor shall you be deemed to be at any time during the period in which you render Advisory Services, an employee of the Company, and therefore you shall not be entitled to any benefits provided by the Company to its employees (such as health and disability benefits). Your status and relationship to the Company with respect to the Advisory Services is that of an independent contractor. You are not an agent of the Company and are not authorized to bind or act on behalf of the Company with respect to the Advisory Services, and nothing herein shall create, expressly or by implication, a partnership, joint venture or other association between the parties.
     8. Miscellaneous. The Advisory Services to be performed hereunder are personal and you shall not assign your rights hereunder or delegate your obligations without the prior written consent of the Company. This letter agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts exclusive of reference to its rules or principles relating to conflict of laws. This letter agreement may not be modified or amended except in a writing executed by the duly authorized representatives of the Company and you. If either party fails to enforce any term of this letter agreement or fails to exercise any remedy, such failure to enforce or exercise on that occasion shall not be construed as a consent to or waiver of any breach or default hereunder and shall not prevent enforcement of such term of the letter agreement or exercise of such remedy on any other occasion. Any legal action or proceeding with respect to this letter agreement shall be brought in the courts of the Commonwealth of Massachusetts or of the United States of America for the Eastern District of Massachusetts. Each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. If for any reason a court of competent jurisdiction finds any provision of this letter agreement, or portion thereof, to be invalid or unenforceable, that provision of the letter agreement shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this letter agreement shall continue in full force and effect. The headings and captions of the various subdivisions of this letter are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof. This letter agreement and the Confidentiality Agreement represent the entire agreement between the

Company and you with respect to the matters set forth herein, and supercede all prior proposals and agreements, written or oral, and all other communication between the parties relating to the subject matter of this letter agreement.
     We look forward to working with you as a member of our Board and as an advisor to our CEO.

GOMEZ, INC.

/s/ Brian R. Day

By:	Brian R. Day
Title:	CFO

ACKNOWLEDGED AND AGREED:

/s/ Carl Pavarini

Carl Pavarini Date: June 8, 2005

Name of Option Holder: Carl Pavarini
Vesting Commencement Date: April 5, 2005
GOMEZ, INC.
Non-Qualified Stock Option Agreement — Advisor Option
     Gomez, Inc., a Delaware corporation (the “Company”), hereby grants as of September 15, 2005 , to Carl Pavarini (the “Option Holder”), in consideration of the Option Holder’s continued Business Relationship (as defined below) with the Company, an option to purchase a maximum of 45,734 shares (individually, a “Share”, and collectively, the “Shares”) of its Common Stock, $.001 par value (the “Common Stock”), at the price of $0.825 per Share on the following terms and conditions:
     1. Grant Under 2005 Stock Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2005 Stock Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan.
     2. Grant as Non-Qualified Stock Option; Other Options; Revisions to Letter Agreement. This option is granted as a non-qualified option and is not intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Option Holder by the Company. A duplicate original of this instrument shall not effect the grant of another option. The Company and the Option Holder agree and acknowledge that this Agreement is in full satisfaction of the Company’s obligation to grant Option Holder an option pursuant to Section 4 of that certain letter agreement entered into by and between the Company and the Option Holder as of May 30, 2005 the “Letter Agreement”), and that the terms herein supersede any and all terms related to such option in the Letter Agreement.
     3. Vesting.
          (a) Vesting if Business Relationship Continues. If the Option Holder has continued a Business Relationship with the Company on the applicable dates, the Option Holder may exercise this option for the following number of Shares: (a) as to one-quarter (1/4) of the Shares, on the first anniversary of the Vesting Commencement Date; and (b) as to the remaining three-quarters (3/4) of the Shares, in 36 equal monthly installments beginning on the first day of the first month following the first anniversary of the Vesting Commencement Date. The foregoing rights are cumulative and, while the Option Holder continues a Business Relationship with the Company, may be exercised on or before ten years from date hereof (the “Scheduled Expiration Date”). All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Option Holder ceases to maintain a Business Relationship with the Company or dies or becomes disabled in the course of such Business Relationship with the Company.
          (b) Accelerated Vesting Due to Change of Control Event. In the event a Change of Control Event that is not a Private Transaction occurs while the Option Holder maintains a Business Relationship with the Company and the Option Holder has options to purchase Shares still subject to vesting, then all of the then number of unvested Shares shall, immediately prior to such Change of Control Event, become vested.
          (c) Parachute Payments. If, in connection with an acceleration of unvested options pursuant to Article 3(b) above, a tax under Section 4999 of the Code would be imposed on the Option Holder (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), and the Option Holder, on an after-tax basis (taking, into account such tax) would receive greater net compensation by not having any or all of such Stock Rights accelerate, then at the discretion of the Committee, the number of Shares of the Option Holder which shall become immediately vested as provided in Article 3(b) above may be reduced (or delayed), to the extent necessary to maximize such net compensation. For purposes of determining “net compensation”, the amount of compensation considered to be realized by the Option Holder as a result of such acceleration shall be determined in accordance with the principles set forth in the Treasury Regulations under Section 280G of the Code for determining the amount of any “parachute payment” resulting from the acceleration of vesting of restricted stock, a stock option or any other unvested stock right.
          (d) Definitions.
     “Business Relationship” means service to the Company or its successor in the capacity of an advisor pursuant to the Letter Agreement.
     “Change of Control Event” means (1) a merger or consolidation of the Company into or with any other person or persons who are not affiliates of the Company following which more than 50% of the voting power of the surviving entity is held, directly or indirectly, by persons who were not stockholders of the Company or affiliates thereof prior to the consummation of such transaction or (2) a single transaction or a series of transactions pursuant to which a person or persons who are not affiliates of the Company prior to such transaction or transactions acquire either of the following: (i) capital stock of the Company possessing the voting power to elect a majority of the Company’s board of directors (whether by merger, consolidation or sale or transfer of the Company’s capital stock), except that any acquisition of securities directly from the Company shall be disregarded for purposes of this clause (i); or (ii) all or substantially all of the Company’s assets determined on a consolidated basis.
     “Private Transaction” means any Change of Control Event where the consideration received or retained by the holders of the then outstanding capital stock of the Company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities Act of 1933, as amended (the “Act”) and/or (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Act.
     “Misconduct” means any one or more of the following: (i) the commission of an act of embezzlement, fraud or dishonesty, (ii) the deliberate disregard of the rules or policies of the Company which results in material loss, damage or injury to the Company, whether directly or indirectly, (iii) the unauthorized disclosure of any trade secret or confidential information of the Company, (iv) the breach by the Option Holder of any agreement with the Company, including without limitation any noncompetition agreement between the Option Holder and the Company, or (v) the willful failure by the Option Holder to perform such Option Holder’s material responsibilities as part of the Business Relationship with the Company. In making such determination, the Board shall act fairly and in good faith.
     4. Termination of Business Relationship. Subject to the provisions of Article 18, if the Option Holder ceases to maintain a Business Relationship with the Company, other than by reason of death or disability as defined in Article 5, no further installments of this option shall become exercisable following the date of such cessation of such Business Relationship and this option shall terminate after the passage of 30 days from the date such Business Relationship ceases, but in no event later than the Scheduled Expiration Date. In such a case, the Option Holder’s only rights hereunder shall be those which are properly exercised before the termination of this option.
     5. Death; Disability. If the Option Holder dies while in a Business Relationship with the Company, this option may be exercised, to the extent of the number of Shares with respect to which the Option Holder could have exercised it on the date of the Option Holder’s death, by the Option Holder’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within one (1) year after the date of death, but not later than the Scheduled Expiration Date. If the Option Holder ceases to maintain a Business Relationship with the Company by reason of the Option Holder’s “disability” (as defined in the Plan), this option maybe exercised, to the extent of the number of Shares with respect to which the Option Holder could have exercised it on the date of the termination of the Option Holder’s Business Relationship, at any time within one (1) year after such termination, but not later than the Scheduled Expiration Date. At the expiration of such one year period or the Scheduled Expiration Date, whichever is earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.
     6. Partial Exercise. Exercise of this option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Option Holder in accordance with the terms hereof.
     7. Payment of Price. The option price is payable in United States dollars and may be paid either (i) in cash, (ii) by check, (iii) if the Company so agrees in writing, by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Option Holder to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iv) if the Company so agrees in writing, by any combination of the foregoing, equal in amount to the option price.

     8. Agreement to Purchase for Investment. By acceptance of this option, the Option Holder agrees that a purchase of Shares under this option will not be made with a view to their distribution, as that term is used in the Act, and that the Option Holder will not sell, transfer, pledge or otherwise dispose of such Shares unless in the opinion of counsel to the Company such sale, transfer, pledge or other disposition is in compliance with or exempt from the registration and prospectus requirements of the Act. Furthermore, the Option Holder agrees to sign a certificate to the foregoing effect at the time of exercising this option and agrees that the certificate for the Shares so purchased may be inscribed with a legend to ensure compliance with this Article 8, and the Act, as well as with Article 10, Article 17, Article 19 and Article 20, which legend may be substantially in the following form or in such other form as may be satisfactory to the Company:
THE SHARES REPRESENTED BY THIS .CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT’) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.
ANY SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS AND PROVISIONS OF A CERTAIN NON-QUALIFIED STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE OPTION HOLDER (AS DEFINED IN SUCH AGREEMENT) CONTAINING PROVISIONS RELATING, INTER-ALIA, TO RESTRICTIONS ON TRANSFER, DRAG-ALONG RIGHTS AND RIGHTS OF REPURCHASE. A COPY OF SAID AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.
     9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. If the method of payment for the Shares is described in paragraph (i), (ii) or (iv) of Article 7, such notice shall be accompanied by payment of the full purchase price of such Shares. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Option Holder and if the Option Holder shall so request in the notice exercising this option, shall be registered in the name of the Option Holder and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Option Holder, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All Shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.
     10. Transfer Restrictions.
          (a) Restriction on Transfer/Exercise of Option. This option is not transferable or assignable except by will or by the laws of descent and distribution, except with the prior written consent of the Company. During the Option Holder’s lifetime only the Option Holder can exercise this option.
          (b) Restriction on Transfer of Shares.
     (i) The Option Holder may not sell, assign, transfer or otherwise dispose of any Shares at any time prior to the effective date of an Initial Public Offering (as defined in, and further subject to, the provisions of Article 20), except:
          (A) with the prior written consent of and subject to such conditions as may be imposed by the Board;
          (B) if the Option Holder is then party to, and the Shares are then subject to, the restrictions set forth in the Fourth Amended and Restated Investor Rights Agreement, by and among the Company and the several stockholder parties thereto from time to time (as the same may be amended, restated or otherwise modified from time to time, the “Investor Rights Agreement”) in accordance with the Investor Rights Agreement, provided that (I) any sale, assignment or transfer of Shares that are “Residual Shares” (as defined in Section 3.1(c) of the Investor Rights Agreement) shall be pursuant to the following Article 10(b)(ii) through (v) and (II) the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, Article 19, and the Investor Rights Agreement;
          (C) if the Option Holder is not then party to the Investor Rights Agreement or the Shares are not then subject to the restrictions set forth therein, (x) pursuant to the following Article 10(b)(ii) through (v) or (y) pursuant to Article 17 or Article 19; or
          (D) by will or by the laws of descent and distribution, but only if the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, Article 19 and, if applicable, the Investor Rights Agreement
     (ii) Company Right of First Refusal. If the Option Holder proposes to sell, transfer or otherwise dispose of any Shares, or of any interest in such Shares, now or hereafter owned by the Option Holder, to any person, whether voluntarily or by operation of law, other than pursuant to Article 10(b)(i)(A), (B), (C)(y) or (D) of this Agreement, the Option Holder shall first provide written notice (the “Offer Notice”) to the Company, which notice must specify: (A) the name and address of the party to which the Option Holder proposes to sell, transfer or otherwise dispose of the Shares or an interest in the Shares (the “Offeror”), (B) the number of Shares the Option Holder proposes to sell, transfer or otherwise dispose of (the “Offered Shares”), (C) the consideration per share which the Option Holder is seeking for the proposed sale, transfer or disposition, and (D) all other material terms and conditions of the proposed transaction, all of which must be bona fide. The Company shall have the option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Offer Notice (the “Company Option”). If the Company wishes to exercise such option, it must do so by giving written notice thereof to the Option Holder no later than 20 days after the Offer Notice is given to the Company (the “Option Period”). The closing of such purchase shall take place at the offices of the Company on the date five business days after the expiration of the Option Period. Notwithstanding the foregoing, if there is any dispute with respect to Fair Market Value (defined below) and the provisions of the following Section 10(b)(iv) are invoked, the closing shall take place, as applicable, five business days after the determination of Fair Market Value in accordance with Section 10(b)(iv).
     (iii) To the extent the Company does not fully exercise the Company Option within the Option Period, then the Option Holder shall consummate the sale of the Offered Shares not purchased by the Company (such Shares are the “Remaining Shares”) in accordance with all material terms and conditions of the proposed transaction set forth in the Offer Notice, at any time on or prior to 60 days after the expiration of the Option Period. If the Option Holder is unable to so consummate such sale of the Remaining Shares within such 60 day period, the Remaining Shares may not be sold by the Option Holder (other than in accordance with Section 10(b)(i)(A), (B), (C)(y) or (D)) without the giving of a new Offer Notice and the compliance by the Option Holder with all the conditions and procedures in the Sections 10(b)(ii) through (v) hereof with respect to such proposed sale.
     (iv) To the extent that the consideration per share proposed by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company in exercising the Company Option may consist of cash per share equal to the Fair Market Value of such property. For the purposes of this Section 10(b), the “Fair Market Value” of such property shall be determined by agreement of the Option Holder and the Company (the “Transaction Parties”) within 20 days after the termination of the Option Period, or, failing such agreement, the Fair Market Value shall be determined by appraisal as follows:
(A) if the Transaction Parties agree upon an appraiser within such 20 day period, then such appraiser’s appraisal shall govern; or
(B) failing an agreement pursuant to the foregoing clause (A), then, within 15 days after the lapse of such 20-day period, each of the Transaction Parties, by notice to the other, shall appoint one appraiser who shall be experienced in the appraisal of the type of property to be appraised, and then the two appraisers shall select a third appraiser whose appraisal shall govern; or
(C) if either Transaction Party fails to appoint an appraiser as provided in the foregoing clause (B), then the appraisal by the appraiser appointed by the Transaction Party which does appoint an appraiser shall govern.
     All appraisal reports shall be rendered in writing and shall be signed by the governing appraiser, and the Transaction Parties shall use reasonable efforts to cause such appraiser to render its appraisal report within 20 days after the date of its appointment. The costs of the appraisal shall be shared equally between the Transaction Parties.
     (v) Unless otherwise agreed to in writing by the Company, after any sale, assignment, transfer or disposition of Shares hereunder, such Shares and the transferee thereof shall continue to be subject to Articles 10, 17, 19 and 20 hereof with respect to such Shares to the same extent as the Option Holder would have been in the absence of such sale, assignment, transfer or disposition. In addition, the Company may require, as a condition to effectuating any such sale, assignment, transfer or disposition of Shares, that such transferee agree in writing, in form acceptable to the Company, that such Shares shall continue to be subject to Articles 10, 17, 19 and 20 hereof.
     11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Option Holder to exercise it.
     12. No Obligation to Maintain or Continue Business Relationship. The Company and any Related Corporation (as defined in the Plan) are not by the Plan or this option agreement obligated to maintain or continue a Business Relationship with the Option Holder.
     13. No Rights as Stockholder until Exercise. The Option Holder shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Option Holder and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.
     14. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits, mergers and sales of the Company’s stock or assets. Without limiting the applicability of Article 1, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable to this Non-Qualified Stock Option Agreement and are incorporated herein by reference. In general, the Option Holder should not assume that options necessarily would survive an acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, a Business Relationship with the Company includes a Business Relationship with a Related Corporation as defined in the Plan.
     15. [Reserved]
     16. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Shares, the Option Holder hereby agrees that the Company may withhold from the Option Holder’s compensation or other remuneration the appropriate amount of federal, state and local withholding taxes attributable to such event. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such compensation or other remuneration, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Option Holder (or other person or persons) on exercise of this option. The Option Holder further agrees that, if the Company does not withhold an amount from the Option Holder’s wages sufficient to satisfy the Company’s withholding obligation, the Option Holder will reimburse the Company on demand, in cash, for the amount underwithheld and that the Company may decline to issue the Shares issuable upon exercise of the Option hereunder until provision satisfactory to the Company for such reimbursement has been made.
     17. Drag Along Right.
          (a) Exercise of Right. If one or more persons who own in the aggregate 51% or more of the then outstanding shares of Common Stock (including Common Stock issuable upon conversion of outstanding preferred stock) of the Company (the “Majority Holders”) shall obtain from an offeror (the “Offeror”) a bona fide arms’ length offer for a Change of Control Event, the Majority Holders shall have the right to require, by written notice (the “Drag Along Notice”), to any person who holds Shares pursuant to this Agreement (the “Notice Recipient”} to cause all of the Shares acquired under this option to be transferred to the Offeror, at the same per share purchase price (determined on an as-converted basis for preferred stock but giving effect, however, to any liquidation preferences to which holders of such preferred stock may be entitled) and payable in the same form of consideration as is being paid in respect of the Common Stock being sold by the Majority Holders. If the sale to the Offeror has not occurred within 180 days following the date of the Drag Along Notice, the Notice Recipient shall be released from the Option Holder’s obligation under the Drag Along Notice, and it shall be necessary for a new and separate Drag Along Notice to be furnished and the terms and provisions of this Article 17 to be separately complied with in order to consummate such a sale pursuant to this Article 17, unless the failure to complete such sale resulted from any failure by the Notice Recipient. Each Notice Recipient shall take or cause to be taken all such actions as may be reasonably requested in order to consummate a sale pursuant to this Article 17 expeditiously.
          (b) Voting; Proxies. Each Notice Recipient further agrees to vote, or grant proxies to vote, all of the Notice Recipient’s Shares of capital stock of the Company in favor of any Change of Control Event that is approved by the Majority Holders, provided that the price per share and form of consideration paid in respect of the Shares held by the Notice Recipient is the same as is paid with respect to other holders of Common Stock (determined on an as-converted basis for preferred stock but giving effect, however, to any liquidation preferences to which holders of such preferred stock may be entitled).
          (c) Adjustments for Changes in Capital Structure. If there shall be any change in the, Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination or exchange of shares, or the like, the provisions contained in this Article 17 shall apply with equal force to additional and/or substitute securities, if any, received by the Option Holder in exchange for, or by virtue of the Option Holder’s ownership of, Shares.
          (d) Failure to Deliver Shares. If the Notice Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Shares to be sold pursuant to this Article 17, the Offeror shall have the right to deposit the purchase price for the Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Notice Recipient, whereupon such Shares shall be deemed to have been purchased by the Offeror and such purchase shall be duly noted upon the books and records of the Company and all the Notice Recipient’s rights in and to such Shares shall be terminated. All such monies shall be held by the bank or trust company for the benefit of the Notice Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Notice Recipient shall thereafter look only to the Company for payment.
          (e) Expiration of Drag Along Right. The drag along right set forth above shall remain in effect until the effective date of the Company’s Initial Public Offering (as defined in Article 20).
          (f) Investor Rights Agreement. Notwithstanding the foregoing, if the Option Holder is then party to and the Shares are then subject to the drag along right set forth in the Investor Rights Agreement, then the Option Holder shall be bound by the “drag along” provision set forth in the Investor Rights Agreement in lieu of this Section 17.
     18. No Exercise of Option if Act of Misconduct Occurs. If there shall be made a determination of past or present Misconduct on the part of the Option Holder, this option shall terminate on the date of such determination and shall thereupon not be exercisable to any extent whatsoever.

     19. Company’s right to Repurchase.
          (a) Exercise of Right. Upon the termination of the Option Holder’s Business Relationship with the Company, at any time during the one hundred eighty (180) day period after the later of the effective date of such termination and the date that the Company receives notice of such termination (the “Repurchase Period”), the Company shall have the option, but not the obligation, to repurchase all or any of the Shares acquired by the Option Holder upon exercise of this option, from the Option Holder, or the Option Holder’s legal representatives, successors, assigns or transferees, as the case may be (the “Repurchase Option”). The Repurchase Option shall be exercised by the Company by giving the Option Holder, or the Option Holder’s legal representative, written notice of its intention to exercise the Repurchase Option and the effective date of such repurchase, which shall not be after the expiration of the Repurchase Period (the “Exercise Notice”). If a determination of Misconduct is made by the Board pursuant to Article 18, regardless of whether the Option Holder’s Business Relationship was terminated for such Misconduct, then the price to be paid for the Shares by the Company under the Repurchase Option shall be the option price of the Shares paid by the Option Holder. If there is no determination of Misconduct, then such price shall be the greater of (i) the option price of the Shares paid by the Option Holder and (ii) the fair market value of the Shares on the date of the Exercise Notice, as determined by Paragraph 6(C) of the Plan. The applicable price shall be paid by the Company to the Option Holder, or the Option Holder’s legal representative, in four (4) equal semi-annual installments with the first such installment due six (6) months from the effective date of exercise of the Repurchase Option. The Company may, in exercising the Repurchase Option, designate one or more nominees to purchase the Shares either within or without the Company. No later than the effective date set forth in the Exercise Notice, the Option Holder, or the Option Holder’s legal representative, shall deliver to the Company the stock certificate or certificates representing the Shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.
     If Shares are not purchased under the Repurchase Option, the Option Holder and the Option Holder’s successor in interest, if any, will hold any such Shares in the Option Holder’s possession subject to all of the provisions of this Agreement.
          (b) Failure to Deliver Shares. If the Option Holder fails or refuses to deliver on a timely basis duly endorsed certificates representing the Shares to be repurchased by the Company or its nominee(s) pursuant to this Article 19, the Company shall have the right to deposit the purchase price for such Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Option Holder, whereupon such Shares shall be deemed to have been purchased by the Company and such purchase shall be duly noted upon the books and records of the Company and all Option Holder’s rights in and to such Shares shall be terminated. All such monies shall be held by the bank or trust company for the benefit of the Option Holder. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Option Holder shall thereafter look only to the Company for payment; provided further that the Company shall have and may exercise any and all other rights under law with respect to recovery by the Company of such Shares or any proceeds thereof. The Company shall have the right to recover all costs and expenses suffered by the Company arising from Option Holder’s failure to deliver the Shares under this Article 19, including reasonable legal counsel fees and costs, and other expenses.
     20. Lock-up Agreement. The Option Holder agrees that the Option Holder will not, for a period of at least 180 days following the effective date of the Company’s initial or any other distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission (such initial distribution referred to as the “Initial Public Offering” and any other such distribution referred to as a “Public Offering”), directly or indirectly, sell, pledge, hypothecate, transfer, offer to sell or otherwise dispose of the Company’s securities other than any securities which are included in such Initial Public Offering or a Public Offering. If the managing underwriter of any Initial Public Offering or a Public Offering determines that a shorter time period is appropriate, the aforementioned 180 day period may be shortened consistent with the requirements of such managing underwriter. If the managing underwriter of any Initial Public Offering or a Public Offering determines that a longer time period is appropriate and the officers and directors of the Company are subject to such longer time period, the aforementioned 180 day period may be lengthened consistent with the requirements of such managing underwriter.
     21. Provision of Documentation to Option Holder. By signing this Agreement the Option Holder acknowledges receipt of a copy of this Agreement and a copy of the Company’s 2005 Stock Incentive Plan.
     22. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Gomez, Inc, Non-Qualified Stock Option Agreement Signature Page
     IN WITNESS WHEREOF the Company and the Option Holder have caused this instrument to be executed, and the Option Holder whose signature appears below acknowledges receipt of a copy of the plan and acceptance of an original copy of this Agreement.

OPTION HOLDER		GOMEZ, INC.

	/s/ Carl Pavarini	By:	/s/ Richard Brekka

Name:	Carl Pavarini		Name: Richard Brekka
Address:	76 Mountain Avenue		Title: Chairman & Chief Executive Officer
Mendham, NJ 07945

Name of Option Holder: Carl Pavarini
Vesting Commencement Date: April 5, 2005
GOMEZ, INC.
Non-Qualified Stock Option Agreement — Director Option
     Gomez, Inc., a Delaware corporation (the “Company”), hereby grants as of September 15, 2005 , to Carl Pavarini (the “Option Holder”), in consideration of the Option Holder’s continued Business Relationship (as defined below) with the Company, an option to purchase a maximum of 45,734 shares (individually, a “Share”, and collectively, the “Shares”) of its Common Stock, $.001 par value (the “Common Stock”), at the price of $0.825 per Share on the following terms and conditions:
     1. Grant Under 2005 Stock Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2005 Stock Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan.
     2. Grant as Non-Qualified Stock Option; Other Options; Revisions to Letter Agreement. This option is granted as a non-qualified option and is not intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Option Holder by the Company. A duplicate original of this instrument shall not effect the grant of another option. The Company and the Option Holder agree and acknowledge that this Agreement is in fill satisfaction of the Company’s obligation to grant Option Holder an option pursuant to Section 1 of that certain letter agreement entered into by and between the Company and the Option Holder as of May 30, 2005, and that the terms herein supersede any and all terms related to such option in such letter agreement.
     3. Vesting.
          (a) Vesting, if Business Relationship Continues. If the Option Holder has continued a Business Relationship with the Company on the applicable dates, the Option Holder may exercise this option for the following number of Shares: (a) as to one-quarter (1/4) of the Shares, on the first anniversary of the Vesting Commencement Date; and (b) as to the remaining three-quarters (3/4) of the Shares, in 36 equal monthly installments beginning on the first day of the first month following the first anniversary of the Vesting Commencement Date. The foregoing rights are cumulative and, while the Option Holder continues a Business Relationship with the Company, may be exercised on or before ten years from date hereof (the “Scheduled Expiration Date”). All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Option Holder ceases to maintain a Business Relationship with the Company or dies or becomes disabled in the course of such Business Relationship with the Company.
          (b) Accelerated Vesting Due to Change of Control Event. In the event a Change of Control Event that is not a Private Transaction occurs while the Option Holder maintains a Business Relationship with the Company and the Option Holder has options to purchase Shares still subject to vesting, then all of the then number of unvested Shares shall, immediately prior to such Change of Control Event, become vested.
          (c) Parachute Payments. If, in connection with an acceleration of unvested options pursuant to Article 3(b) above, a tax under Section 4999 of the Code would be imposed on the Option Holder (after taking into-account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), and the Option Holder, on an after-tax basis (taking into account such tax) would receive greater net compensation by not having any or all of such Stock Rights accelerate, then at the discretion of the Committee, the number of Shares of the Option Holder which shall become immediately vested as provided in Article 3(b) above may be reduced (or delayed), to the extent necessary to maximize such net compensation. For purposes of determining “net compensation”, the amount of compensation considered to be realized by the Option Holder as a result of such acceleration shall be determined in accordance with the principles set forth in the Treasury Regulations under Section 280G of the Code for determining the amount of any “parachute payment” resulting from the acceleration of vesting of restricted stock, a stock option or any other unvested stock right.
          (d) Definitions.
     “Business Relationship” means service to the Company or its successor in the capacity of a director.
     “Change of Control Event” means (1) a merger or consolidation of the Company into or with any other person or persons who are not affiliates of the Company following which more than 50% of the voting power of the surviving entity is held, directly or indirectly, by persons who were not stockholders of the Company or affiliates thereof prior to the consummation of such transaction or (2) a single transaction or a series of transactions pursuant to which a person or persons who are not affiliates of the Company prior to such transaction or transactions acquire either of the following: (i) capital stock of the Company possessing the voting power to elect a majority of the Company’s board of directors (whether by merger, consolidation or sale or transfer of the Company’s capital stock), except that any acquisition of securities directly from the Company shall be disregarded for purposes of this clause (i); or (ii) all or substantially all of the Company’s assets determined on a consolidated basis.
     “Private Transaction” means any Change of Control Event where the consideration received or retained by the holders of the then outstanding capital stock of the Company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities Act of 1933, as amended (the “Act”) and/or (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Act.
     “Misconduct” means any one or more of the following: (i) the commission of an act of embezzlement, fraud or dishonesty, (ii) the deliberate disregard of the rules or policies of the Company which results in material loss, damage or injury to the Company, whether directly or indirectly, (iii) the unauthorized disclosure of any trade secret or confidential information of the Company, (iv) the breach by the Option Holder of any agreement with the Company, including without limitation any noncompetition agreement between the Option Holder and the Company, or (v) the willful failure by the Option Holder to perform such Option Holder’s material responsibilities as part of the Business Relationship with the Company. In making such determination, the Board shall act fairly and in good faith.
     4. Termination of Business Relationship. Subject to the provisions of Article 18, if the Option Holder ceases to maintain a Business Relationship with the Company, other than by reason of death or disability as defined in Article 5, no further installments of this option shall become exercisable following the date of such cessation of such Business Relationship and this option shall terminate after the passage of 30 days from the date such Business Relationship ceases, but in no event later than the Scheduled Expiration Date. In such a case, the Option Holder’s only rights hereunder shall be those which are properly exercised before the termination of this option.
     5. Death; Disability. If the Option Holder dies while in a Business Relationship with the Company, this option may be exercised, to the extent of the number of Shares with respect to which the Option Holder could have exercised it on the date of the Option Holder’s death, by the Option Holder’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within one (1) year after the date of death, but not later than the Scheduled Expiration Date. If the Option Holder ceases to maintain a Business Relationship with the Company by reason of the Option Holder’s “disability” (as defined in the Plan), this option may be exercised, to the extent of the number of Shares with respect to which the Option Holder could have exercised it on the date of the termination of the Option Holder’s Business Relationship, at any time within one (I) year after such termination, but not later than the Scheduled Expiration Date. At the expiration of such one year period or the Scheduled Expiration Date, whichever is earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.
     6. Partial Exercise; Exercise of this option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Option Holder in accordance with the terms hereof.
     7. Payment of Price. The option price is payable in United States dollars and may be paid either (i) in cash, (ii) by check, (iii) if the Company so agrees in writing, by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Option Holder to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iv) if the Company so agrees in writing, by any combination of the foregoing, equal in amount to the option price.

     8. Agreement to Purchase for Investment. By acceptance of this option, the Option Holder agrees that a purchase of Shares under this option will not be made with a view to their distribution, as that term is used in the Act, and that the Option Holder will not sell, transfer, pledge or otherwise dispose of such Shares unless in the opinion of counsel to the Company such sale, transfer, pledge or other disposition is in compliance with or exempt from the registration and prospectus requirements of the Act. Furthermore, the Option Holder agrees to sign a certificate to the foregoing effect at the time of exercising this option and agrees that the certificate for the Shares so purchased maybe inscribed with a legend to ensure compliance with this Article 8, and the Act, as well as with Article 10, Article 17, Article 19 and Article 20, which legend may be substantially in the following form or in such other form as may be satisfactory to the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.
ANY SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS AND PROVISIONS OF A CERTAIN NON-QUALIFIED STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE OPTION HOLDER (AS DEFINED IN SUCH AGREEMENT) CONTAINING PROVISIONS RELATING, INTER-ALIA, TO RESTRICTIONS ON TRANSFER, DRAG-ALONG RIGHTS AND RIGHTS OF REPURCHASE. A COPY OF SAID AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.
     9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. If the method of payment for the Shares is described in paragraph (i), (ii) or (iv) of Article 7, such notice shall be accompanied by payment of the full purchase price of such Shares. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Option Holder and if the Option Holder shall so request in the notice exercising this option, shall be registered in the name of the Option Holder and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Option Holder, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All Shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.
     10. Transfer Restrictions.
          (a) Restriction on Transfer/Exercise of Option. This option is not transferable or assignable except by will or by the laws of descent and distribution, except with the prior written consent of the Company. During the Option Holder’s lifetime only the Option Holder can exercise this option.
          (b) Restriction on Transfer of Shares.
     (i) The Option Holder may not sell, assign, transfer or otherwise dispose of any Shares at any time prior to the effective date of an Initial Public Offering (as defined in, and further subject to, the provisions of Article 20), except:
          (A) with the prior written consent of and subject to such conditions as may be imposed by the Board;
          (B) if the Option Holder is then party to, and the Shares are then subject to, the restrictions set forth in the Fourth Amended and Restated Investor Rights Agreement, by and among the Company and the several stockholder parties thereto from time to time (as the same may be amended, restated or otherwise modified from time to time, the “Investor Rights Agreement”), in accordance with the Investor Rights Agreement, provided that (I) any sale, assignment or transfer of Shares that are “Residual Shares” (as defined in Section 3.1(c) of the. Investor Rights Agreement) shall be pursuant to the following Article 10(b)(ii) through (v) and (II) the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, Article 19, and the Investor Rights Agreement;
          (C) if the Option Holder is not then party to the Investor Rights Agreement or the Shares are not then subject to the restrictions set forth therein, (x) pursuant to the following Article l0(b)(ii) through (v) or (y) pursuant to Article 17 or Article 19; or
          (D) by will or by the laws of descent and distribution, but only if the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, Article 19 and, if applicable, the Investor Rights Agreement.
     (ii) Company Right of First Refusal. If the Option Holder proposes to sell, transfer or otherwise dispose of any Shares, or of any interest in such Shares, now or hereafter owned by the Option Holder, to any person, whether voluntarily or by operation of law, other than pursuant to Article 10(b)(i)(A), (B), (C)(y) or (D) of this Agreement, the Option Holder shall first provide written notice (the “Offer Notice”) to the Company, which notice must specify: (A) the name and address of the party to which the Option Holder proposes to sell, transfer or otherwise dispose of the Shares or an interest in the Shares (the “Offeror”), (B) the number of Shares the Option Holder proposes to sell, transfer or otherwise dispose of (the “Offered Shares”), (C) the consideration per share which the Option Holder is seeking for the proposed sale, transfer or disposition, and (D) all other material terms and conditions of the proposed transaction, all of which must be bona fide. The Company shall have the option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Offer Notice (the “Company Option”). If the Company wishes to exercise such option, it must do so by giving written notice thereof to the Option Holder no later than 20 days after the Offer Notice is given to the Company (the “Option Period”). The closing of such purchase shall take place at the offices of the Company on the date five business days after the expiration of the Option Period. Notwithstanding the foregoing, if there is any dispute with respect to Fair Market Value (defined below) and the provisions of the following Section l0(b)(iv) are invoked, the closing shall take place, as applicable, five business days after the determination of Fair Market Value in accordance with Section 10(b)(iv).
     (iii) To the extent the Company does not fully exercise the Company Option within the Option Period, then the Option Holder shall consummate the sale of the Offered Shares not purchased by the Company (such Shares are the “Remaining Shares”) in accordance with all material terms and conditions of the proposed transaction set forth in the Offer Notice, at any time on or prior to 60 days after the expiration of the Option Period. If the Option Holder is unable to so consummate such sale of the Remaining Shares within such 60 day period, the Remaining Shares may not be sold by the Option Holder (other than in accordance with Section 10(b)(i)(A), (B), (C)(y) or (D) without the giving of a new Offer Notice and the compliance by the Option Holder with all the conditions and procedures in the Sections 10(b)(ii) through (v) hereof with respect to such proposed sale.
     (iv) To the extent that the consideration per share proposed by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company in exercising the Company Option may consist of cash per share equal to the Fair Market Value of such property. For the purposes of this Section 10(B), the “Fair Market Value” of such property shall be determined by agreement of the Option Holder and the Company (the “Transaction Parties”) within 20 days after the termination of the Option Period, or, failing such agreement, the Fair Market Value shall be determined by appraisal as follows:
(A) if the Transaction Parties agree upon an appraiser within such 20 day period, then such appraiser’s appraisal shall govern; or
(B) failing an agreement pursuant to the foregoing clause (A), then, within 15 days after the lapse of such 20-day period, each of the Transaction Parties, by notice to the other, shall appoint one appraiser who shall be experienced in the appraisal of the type of property to be appraised, and then the two appraisers shall select a third appraiser whose appraisal shall govern; or
(C) if either Transaction Party fails to appoint an appraiser as provided in the foregoing clause (B), then the appraisal by the appraiser appointed by the Transaction Party which does appoint an appraiser shall govern.
     All appraisal reports shall be rendered in writing and shall be signed by the governing appraiser, and the Transaction Parties shall use reasonable efforts to cause such appraiser to render its appraisal report within 20 days after the date of its appointment. The costs of the appraisal shall be shared equally between the Transaction Parties.
     (v) Unless otherwise agreed to in writing by the Company, after any sale, assignment, transfer or disposition of Shares hereunder, such Shares and the transferee thereof shall continue to be subject to Articles 10, 17, 19 and 20 hereof with respect to such Shares to the same extent as the Option Holder would have been in the absence of such sale, assignment, transfer or disposition. In addition, the Company may require, as a condition to effectuating any such sale, assignment, transfer or disposition of Shares, that such transferee agree in writing, in form acceptable to the Company, that such Shares shall continue to be subject to Articles 10, and 20 hereof.
     11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Option Holder to exercise it.
     12. No Obligation to Maintain or Continue Business Relationship. The Company and any Related Corporation (as defined in the. Plan) are not by the Plan or this option agreement obligated to maintain or continue a Business Relationship with the Option Holder.
     13. No Rights as Stockholder until Exercise. The Option Holder shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Option Holder and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.
     14. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits, mergers and sales of the Company’s stock or assets, without limiting the applicability of Article 1, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable to this Non-Qualified Stock Option Agreement and are incorporated herein by reference. In general, the Option Holder should not assume that options necessarily would survive an acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, a Business Relationship with the Company includes a Business Relationship with a Related Corporation as defined in the Plan.
     15. [Reserved]
     16. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Shares, the Option Holder hereby agrees that the Company may withhold from the Option Holder’s compensation or other remuneration the appropriate amount of federal, state and local withholding taxes attributable to such event. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such compensation or other remuneration, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Option Holder (or other person or persons) on exercise of this option. The Option Holder further agrees that, if the Company does not withhold an amount from the Option Holder’s wages sufficient to satisfy the Company’s withholding obligation, the Option Holder will reimburse the Company on demand, in cash, for the amount underwithheld and that the Company may decline to issue the Shares issuable upon exercise of the Option hereunder until provision satisfactory to the Company for such reimbursement has been made.
     17. Drag Along Right.
          (a) Exercise of Right. If one or more persons who own in the aggregate 51% or more of the then outstanding shares of Common Stock (including Common Stock issuable upon conversion of outstanding preferred stock) of the Company (the “Majority Holders”) shall obtain from an offeror (the “Offeror”) a bona fide arms’ length offer for a Change of Control Event, the Majority Holders shall have the right to require, by written notice (the “Drag Along Notice”), to any person who holds Shares pursuant to this Agreement (the “Notice Recipient”) to cause all of the Shares acquired under this option to be transferred to the Offeror, at the same per share purchase price (determined on an as-converted basis for preferred stock but giving effect, however, to any liquidation preferences to which holders of such preferred stock may be entitled) and payable in the same form of consideration as is being paid in respect of the Common Stock being sold by the Majority Holders. If the sale to the Offeror has not occurred within 180 days following the date of the Drag Along Notice, the Notice Recipient shall be released from the Option Holder’s obligation under the Drag Along Notice, and it shall be necessary for a new and separate Drag Along Notice to be furnished and the terms and provisions of this Article 17 to be separately complied with in order to consummate such a sale pursuant to this Article 17, unless the failure to complete such sale resulted from any failure by the Notice Recipient. Each Notice Recipient shall take or cause to be taken all such actions as may be reasonably requested in order to consummate a sale pursuant to this Article 17 expeditiously.
          (b) Voting; Proxies. Each Notice Recipient further agrees to vote, or grant proxies to vote, all of the Notice Recipient’s Shares of capital stock of the Company in favor of any Change of Control Event that is approved by the Majority Holders, provided that the price per share and form of consideration paid in respect of the Shares held by the Notice Recipient is the same as is paid with respect to other holders of Common Stock (determined on an as-converted basis for preferred stock but giving effect, however, to any liquidation preferences to which holders of such preferred stock may be entitled).
          (c) Adjustments for Changes in Capital Structure. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination or exchange of shares, or the like, the provisions contained in this Article 17 shall apply with equal force to additional and/or substitute securities, if any, received by the Option Holder in exchange for, or by virtue of the Option Holder’s ownership of, Shares.
          (d) Failure to Deliver Shares. If the Notice Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Shares to be sold pursuant to this Article 17, the Offeror shall have the right to deposit the purchase price for the Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Notice Recipient, whereupon such Shares shall be deemed to have been purchased by the Offeror and such purchase shall be duly noted upon the books and records of the Company and all the Notice Recipient’s rights in and to such Shares shall be terminated. All such monies shall be held by the bank or trust company for the benefit of the Notice Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Notice Recipient shall thereafter look only to the Company for payment.
          (e) Expiration of Drag Along Right. The drag along right set forth above shall remain in effect until the effective date of the Company’s Initial Public Offering (as defined in Article 20).
          (f) Investor Rights Agreement. Notwithstanding the foregoing, if the Option Holder is then party to and the Shares are then subject to the drag along right set forth in the Investor Rights Agreement, then the Option Holder shall be bound by the “drag along” provision set forth in the Investor Rights Agreement in lieu of this Section 17.
     18. No Exercise of Option if Act of Misconduct Occurs. If there shall be made a determination of past or present Misconduct on the part of the Option Holder, this option shall terminate on the date of such determination and shall thereupon not be exercisable to any extent whatsoever.

     19. Company’s Right of Repurchase.
          (a) Exercise of Right. Upon the termination of the Option Holder’s Business Relationship with the Company, at any time during the one hundred eighty (180) day period after the later of the effective date of such termination and the date that the Company receives notice of such termination (the “Repurchase Period”), the Company shall have the option, but not the obligation, to repurchase all or any of the Shares acquired by the Option Holder upon exercise of this option, from the Option Holder, or the Option Holder’s legal representatives, successors, assigns or transferees, as the case may be (the “Repurchase Option”). The Repurchase Option shall be exercised by the Company by giving the Option Holder, or the Option Holder’s legal representative, written notice of its intention to exercise the Repurchase Option and the effective date of such repurchase, which shall not be after the expiration of the Repurchase Period (the “Exercise Notice”). If a determination of Misconduct is made by the Board pursuant to Article 18, regardless of whether the Option Holder’s Business Relationship was terminated for such Misconduct, then the price to be paid for the Shares by the Company under the Repurchase Option shall be the option price of the Shares paid by the Option Holder. If there is no determination of Misconduct, then such price shall be the greater of (i) the option price of the Shares paid by the Option Holder and (ii) the fair market value of the Shares on the date of the Exercise Notice, as determined by Paragraph 6(C) of the Plan. The applicable price shall be paid by the Company to the Option Holder, or the Option Holder’s legal representative, in four (4) equal semi-annual installments with the first such installment due six (6) months from the effective date of exercise of the Repurchase Option. The Company may, in exercising the Repurchase Option, designate one or more nominees to purchase the Shares either within or without the Company. No later than the effective date set forth in the Exercise Notice, the Option Holder, or the Option Holder’s legal representative, shall deliver to the Company the stock certificate or certificates representing the Shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.
     If Shares are not purchased under the Repurchase Option, the Option Holder and the Option Holder’s successor in interest, if any, will hold any such Shares in the Option Holder’s possession subject to all of the provisions of this Agreement.
          (b) Failure to Deliver Shares. If the Option Holder fails or refuses to deliver on a timely basis duly endorsed certificates representing the Shares to be repurchased by the Company or its nominee(s) pursuant to this Article 19, the Company shall have the right to deposit the purchase price for such Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Option Holder, whereupon such Shares shall be deemed to have been purchased by the Company and such purchase shall be duly noted upon the books and records of the Company and all Option Holder’s rights in and to such Shares shall be terminated. All such monies shall be held by the bank or trust company for the benefit of the Option Holder. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Option Holder shall thereafter look only to the Company for payment; provided further that the Company shall have and may exercise any and all other rights under law with respect to recovery by the Company of such Shares or any proceeds thereof. The Company shall have the right to recover all costs and expenses suffered by the Company arising from Option Holder’s failure to deliver the Shares under this Article 19, including reasonable legal counsel fees and costs, and other expenses.
     20. Lock-up Agreement. The Option Holder agrees that the Option Holder will not, for a period of at least 180 days following the effective date of the Company’s initial or any other distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission (such initial distribution referred to as the “Initial Public Offering” and any other such distribution referred to as a “Public Offering”), directly or indirectly, sell, pledge, hypothecate, transfer, offer to sell or otherwise dispose of the Company’s securities other than any securities which are included in such Initial Public Offering or a Public Offering. If the managing underwriter of any Initial Public Offering or a Public Offering determines that a shorter time period is appropriate, the aforementioned 180 day period may be shortened consistent with the requirements of such managing underwriter. If the managing underwriter of any Initial Public Offering or a Public Offering determines that a longer time period is appropriate and the officers and directors of the Company are subject to such longer time period, the aforementioned 180 day period may be lengthened consistent with the requirements of such managing underwriter.
     21. Provision of Documentation to Option Holder. By signing this Agreement the Option Holder acknowledges receipt of a copy of this Agreement and a copy of the Company’s 2005 Stock Incentive Plan.
     22. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.
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Gomez, Inc. Non-Qualified Stock Option Agreement Signature Page
     IN WITNESS WHEREOF the Company and the Option Holder have caused this instrument to be executed, and the Option Holder whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

OPTION HOLDER		GOMEZ, INC.

	/s/ Carl Pavarini	By:	/s/ Richard Brekka

Name:	Carl Pavarini		Name: Richard Brekka
Address:	76 Mountain Avenue		Title: Chairman & Chief Executive Officer
Mendham, NJ 07945